UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 3, 2005

MONEYFLOW SYSTEMS INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada	333-74928	52-2325923
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Suite N, 7003 - Fifth Street SE, Calgary, Alberta T2H 2G2

 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:

(403) 319-0236

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01.  Changes in Registrant’s Certifying Accountant

(a) On February 24, 2006, MoneyFlow Systems International, Inc. (“MoneyFlow”) was advised by Hein & Associates LLP (“Hein”) that Hein would not stand for reappointment as the independent certified public accountant for MoneyFlow’s fiscal year ending October 31, 2006.  Hein advised MoneyFlow that th is decision was made in conjunction with Hein & Associate’s decision to close their Phoenix office and, as a consequence, was of the opinion that they could not effectively provide the necessary services.

The report of Hein on MoneyFlow’s financial statements for the fiscal years ended October 31, 2005 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles , except for the addition of a fourth paragraph to their report stating that Hein & Associates LLP has substantial doubt about the ab i lity of the Company to continue as a going concern. ..  During MoneyFlow’s fiscal years ended October 31, 2005 and 2004, there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein would have caused Hein to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years. MoneyFlow requested that Hein furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with MoneyFlow’s statements in this Item 4.01(a).  A copy of the letter furnished by Hein in response to that request, dated March 3, 2006 is filed as Exhibit 16.1 to this Form 8-K.

(b) On March 2, 2006, MoneyFlow engaged Weaver & Martin., LLC as the new independent certifying accountant to audit MoneyFlow’s financial statements.   The appointment of Weaver & Co., LLC was approved by the Board of Directors of MoneyFlow.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number

Description

16.1

Letter from Hein & Associates LLP dated February 24, 2006

99.1

News Release dated March 3, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 3, 2006.

Moneyflow Systems International Inc.,

a Nevada corporation

By: /s/ Harold F. Schultz

------------------------------------

Harold F. Schultz, President and CEO

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Exhibit 16.1

March 3, 2006

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC  20549

Gentlemen:

We have read Item 4 of Form 8-K dated March 3, 2006, of Moneyflow Systems International, Inc., and are in agreement with the statements as they pertain to us in item 4.01. We have no basis to agree or disagree with other statements of the registrant contained therein.

Hein & Associates LLP

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Exhibit 99.1

NEWS RELEASE

FOR RELEASE ON March 3, 2006

Trading Symbol: MFLW (OTCBB)

Change of Independent Certifying Accountants

Calgary, Alberta – March 3, 2006 - MONEYFLOW SYSTEMS INTERNATIONAL INC.; (NASDAQ: OTC.BB - Symbol: MFLW) – Hal Schultz, President of MoneyFlow Systems International Inc. (“MoneyFlow”), reports that management of the Company has been  advised by it former auditors that due to an office closure, the firm would not be in a position to stand for reappointment as auditor for the Company’s next fiscal year end.  In connection with the advice MoneyFlow has engaged the firm of Weaver & Martin, LLC. to act as the Company’s Independent Certifying Accountants

MoneyFlow Systems International Inc., a Nevada corporation, provides electronic financial transaction products and services through its wholly owned Canadian subsidiaries, Security Bancorp Inc., (SBI) and employs CA$H STATION® as its Branded and registered trademark.  MoneyFlow is also producing "Remote Access Digital Video Surveillance Systems", which it sells through Interglobe Ltd., the Company provides remote access digital video surveillance systems to homes, business, industry and government facilities.  Users of the surveillance systems may view their location live, anytime from anywhere there is Internet access.

Cautionary Statement: This news release may include certain "Forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act, as amended. All statements, other than statements of historical fact, included in this release are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements.  All forward-looking statements in this release are expressly qualified by this notice.

CONTACT:

MoneyFlow Systems International Inc.

Investor Relations: 1-403-319-0236

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